EXHIBIT 1




                               NORTEK, INC.


                                    and


                   STATE STREET BANK AND TRUST COMPANY,


                              as Rights Agent









               Second Amended and Restated Rights Agreement

                         Dated as of April 1, 1996









                             RIGHTS AGREEMENT
                                   INDEX

                                                                   Page
                                                                   ----

     SECTION 1. CERTAIN DEFINITIONS                                 1

     SECTION 2. APPOINTMENT OF RIGHTS AGENT                         6

     SECTION 3. ISSUE OF RIGHT CERTIFICATES                         6

     SECTION 4. FORM OF RIGHT CERTIFICATES                          7

     SECTION 5. COUNTERSIGNATURE AND REGISTRATION                   8

     SECTION 6. TRANSFER, SPLIT UP, COMBINATION AND EXCHANGE
                OF RIGHT CERTIFICATES; MUTILATED, DESTROYED,
                LOST OR STOLEN RIGHT   CERTIFICATES                 9

     SECTION 7. EXERCISE OF RIGHTS; PURCHASE PRICE; EXPIRATION
                DATE OF RIGHTS                                     10

     SECTION 8. CANCELLATION AND DESTRUCTION OF RIGHT
                CERTIFICATES                                       11

     SECTION 9. RESERVATION AND AVAILABILITY OF SHARES OF
                PREFERENCE STOCK; COVENANTS                        11

     SECTION 10.PREFERENCE STOCK RECORD DATE; ETC                  13

     SECTION 11.ANTIDILUTION ADJUSTMENTS                           14

     SECTION 12.CERTIFICATE OF ADJUSTMENTS                         22

     SECTION 13.CONSOLIDATION, MERGER OR SALE OR TRANSFER
                OF ASSETS OR EARNING POWER                         22

     SECTION 14.FRACTIONAL RIGHTS AND FRACTIONAL SHARES            24

     SECTION 15.RIGHTS OF ACTION                                   25

     SECTION 16.AGREEMENT OF RIGHT HOLDERS                         25

     SECTION 17.RIGHT CERTIFICATE HOLDER NOT DEEMED A
                STOCKHOLDER                                        26

     SECTION 18.CONCERNING THE RIGHTS AGENT                        26

     SECTION 19.MERGER OR CONSOLIDATION OR CHANGE OF NAME
                OF RIGHTS AGENT                                    27

     SECTION 20.DUTIES OF RIGHTS AGENT                             27

     SECTION 21.CHANGE OF RIGHTS AGENT                             30

     SECTION 22.ISSUANCE OF NEW RIGHT CERTIFICATES                 30

     SECTION 23.REDEMPTION AND TERMINATION                         31

     SECTION 24.EXCHANGE                                           31

     SECTION 25.NOTICE OF PROPOSED ACTIONS                         33

     SECTION 26.NOTICES                                            34

     SECTION 27.SUPPLEMENTS AND AMENDMENTS                         34

     SECTION 28.SUCCESSORS                                         35

     SECTION 29.DETERMINATIONS AND ACTIONS BY THE BOARD OF
                DIRECTORS; ETC.                                    35

     SECTION 30.BENEFITS OF THIS AGREEMENT                         35

     SECTION 31.GOVERNING LAW                                      35

     SECTION 32.COUNTERPARTS                                       35

     SECTION 33.DESCRIPTIVE HEADINGS                               36

     SECTION 34.SEVERABILITY                                       36


                             RIGHTS AGREEMENT

      This Second Amended and Restated Rights Agreement, dated as of April 1, 1996 (the "Rights Agreement"), amends and restates the Rights Agreement dated as of March 31, 1986, as amended and restated as of March 18, 1991, as amended as of October 6, 1993 and as amended as of September 27, 1995 by and between Nortek, Inc., a Delaware corporation (the "Company"), and State Street Bank and Trust Company (the "Rights Agent").

                            W I T N E S S E T H


     WHEREAS, on March 31, 1986, the Board of Directors of the Company (the "Board") authorized the issuance of rights (collectively, the "Rights," and individually a "Right"), each Right being a right to purchase, on the terms and subject to the provisions of this Agreement, one one-hundredth of a share of the Company's Series A Participating Preference Stock (the
"Preference Stock") (or in certain circumstances provided in this Agreement, the Common Stock or other securities of the Company or of certain other Persons); and

      WHEREAS, on March 31, 1986 (the "Declaration Date") the Board authorized and declared a dividend distribution of one Right for every share of Common Stock of the Company outstanding at the close of business on April 11, 1986 (the "Dividend Record Date") and authorized the issuance of, and agreed to issue, one Right (as such number may be adjusted in accordance with Sections 11(i) or 11(o) hereof) for every share of Common Stock of the Company issued between the Dividend Record Date and the Distribution Date; and

     WHEREAS, on April 1, 1996, the Board adopted resolutions providing for the further amendment and extension of the Rights Agreement.

      NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereto hereby agree as follows:

SECTION 1.     CERTAIN DEFINITIONS.

      For purposes of this Agreement, the following terms shall have the meanings indicated:

      (a) The term "Acquiring Person" shall mean any Person who or which, together with all Affiliates of such Person, acquires Beneficial Ownership (whether such Beneficial Ownership is of shares of Common Stock, shares of Special Common Stock or shares of Common Stock and Special Common Stock) of 17% or more of the then outstanding shares of Common Stock and Special Common Stock (taken together as a single class, treating each share of Special Common Stock outstanding as one share of Common Stock outstanding for the purposes of calculating such Beneficial Ownership); provided, however, that none of (i) the Company, (ii) any wholly owned Subsidiary of the Company, (iii) any employee benefit plan of the Company or any wholly owned Subsidiary of the Company, or any trustee in respect thereof acting in such capacity, (iv) any Exempt Person or (v) any Person who would otherwise become an Acquiring Person solely as a result of decreases in the outstanding number of shares of Common Stock and Special Common Stock, provided that such Person does not thereafter purchase or otherwise acquire Beneficial Ownership of any additional shares, shall be an "Acquiring Person" for any purpose of this Agreement.

      (b) The term "Affiliate", with respect to any Person, shall mean any other Person who is, or who would be deemed to be, an "affiliate" or an "associate" of such Person within the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as such Rule is in effect on the Declaration Date.

      (c) A Person shall be deemed the "Beneficial Owner" of, and shall be deemed to "Beneficially Own" or have "Beneficial Ownership" of, any securities:

     (i) which such Person or any of such Person's Affiliates has Beneficial Ownership of within the meaning of Rule 13d-3 of the General Rules and Regulations under the Exchange Act, as such Rule is in effect on April 1, 1996.

     (ii) which such Person or any of such Person's Affiliates has, directly or indirectly, (A) the right to acquire (whether such right is exercisable immediately or after the passage of time) pursuant to any agreement, arrangement or understanding (whether or not in writing) or upon the exercise of conversion, exchange or other rights (other than the Rights), warrants or options, or otherwise; provided, however, that for purposes of this clause
          (A) a Person shall not be deemed the Beneficial Owner of, or to Beneficially Own, securities tendered pursuant to a tender or exchange offer made by such Person or any of such Person's Affiliates until such tendered securities are accepted for purchase or exchange; or (B) the right to vote pursuant to any agreement, arrangement or understanding (whether or not in writing); provided, however, that for purposes of this clause (B) a Person shall not be deemed the Beneficial Owner of, or to Beneficially Own any security if such agreement, arrangement or understanding (1) arises solely from a revocable proxy given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable proxy solicitation rules and regulations promulgated under the Exchange Act and (2) is not also then reportable on Schedule 13D under the Exchange Act (or any comparable or successor report); or

    (iii)which are beneficially owned, directly or indirectly, by any other Person or any Affiliate of such Person with which such Person or any of such Person's Affiliates has any agreement, arrangement or understanding (whether or not in writing), for the purpose of acquiring, holding, voting (except as provided in the proviso to Section l(c)(ii)(B) hereof) or disposing of any securities of the Company;

provided, however, that for purposes of this Section 1(c) a Person shall not be deemed the Beneficial Owner of, or to Beneficially Own, (A) securities issuable upon exercise of Rights at any time prior to the occurrence of a Common Stock Event, (B) securities issuable upon exercise of Rights which were held by a Person or its Affiliates prior to the Distribution Date as long as such Person is not responsible for the occurrence of the Common Stock Event giving rise to the Distribution Date; and provided, further, however, that nothing in this Section 1(c) shall cause a Person engaged in business as an underwriter of securities to be the Beneficial Owner of, or to Beneficially Own, any securities acquired through such Person's participation in good faith in a firm commitment underwriting until the expiration of 40 days after the date of such acquisition.

     (d) The term "Business Day" shall mean any day other than a Saturday, Sunday, or a day on which banking institutions in The State of Rhode Island or The Commonwealth of Massachusetts are authorized or obliged by law or executive order to close.

      (e) The term "Close of Business" on any given date shall mean 5:00 P.M., Providence, Rhode Island time, on such date; provided, however, that if such date is not a Business Day it shall mean 5:00 P.M., Providence, Rhode Island time, on the next succeeding Business Day.

      (f) The term "Common Stock" shall mean the Common Stock, $1.00 par value, of the Company; provided, however, that the term "Common Stock" when used with respect to any Person other than the Company shall mean the common stock (or other equity securities) with the greatest voting power (or similar rights) of such Person, or if such Person is a Subsidiary of another Person, the Person who ultimately controls such first mentioned Person.

      (g) The term "Common Stock Event" shall mean the occurrence of any event described in (i) Section 11(a)(ii) hereof or (ii) clause (a), (b) or
(c) of the first sentence of Section 13 hereof.

      (h) The term "Directors" shall mean the members of the Board at the time then in office.

     (i) The term "Disqualified Transferee" shall mean any Person who is a direct or indirect transferee of any Right from an Acquiring Person or an Affiliate of an Acquiring Person and becomes such a transferee (i) after the occurrence of a Common Stock Event or (ii) prior to or concurrently with the Acquiring Person becoming such and receives such Right pursuant to a transfer (whether or not for value) (A) from the Acquiring Person to holders of its Common Stock or other equity securities or to any Person with whom the Acquiring Person has any continuing agreement, arrangement or understanding regarding the transferred Right or (B) which a majority of the Directors of the Company reasonably determines is part of a plan, arrangement or understanding which has as a primary purpose or effect, the avoidance of Section 7(e) hereof.

      (j) The term "Distribution Date" shall mean the date which is the later of (A) the earlier of (x) the tenth Business Day following the Stock Acquisition Date or (y) the tenth Business Day following the Offer Commencement Date or (B) such specified or unspecified date thereafter which is on or after the Dividend Record Date, as may be determined by a majority of the Directors; provided, however, that if such earlier date occurs prior to the Dividend Record Date, the "Distribution Date" shall be the Dividend Record Date.

      (k) The term "Exempt Person" shall mean Richard L. Bready and Bready Associates, a general partnership, and the general partners of Bready Associates solely in their capacity as such general partners; provided, however, that in the event that Richard L. Bready ceases to be a general partner of Bready Associates, Bready Associates will no longer be an Exempt Person if it thereafter acquires, directly or indirectly, Beneficial Ownership of any additional shares of Common Stock or Special Common Stock, other than shares of Common Stock or Special Common Stock acquired as a result of a stock split, stock dividend or similar corporate transaction.

      (l) The term "Offer Commencement Date" shall mean the date of the commencement of, or the first public announcement of the intent of any Person, other than the Company, an Exempt Person, a Subsidiary of the Company or any employee benefit plan of the Company, (including any statement of such intention appearing in any publicly available document filed with any governmental authority, other than documents made publicly available as a result of subpoena or other legal process) to commence a tender or exchange offer if, upon consummation thereof, the Person and Affiliates thereof would be the Beneficial Owner of 30% or more of the then outstanding shares of Common Stock or Special Common Stock (taken together as a single class, treating each share of Special Common Stock outstanding as one share of Common Stock outstanding for the purposes of calculating such Beneficial Ownership) (including any such date which is after the date of this Agreement and prior to the issuance of the Rights).

      (m) The term "Person" shall mean a corporation, association, partnership, joint venture, trust, organization, business, individual or government or any governmental agency or political subdivision thereof.

     (n) The term "Preference Stock" shall mean the Series A Participating Preference Stock, par value $1.00 per share, of the Company, having the rights and preferences set forth in the form of Certificate of Incorporation of the Company attached hereto, in relevant part, as Exhibit A.

      (o) The term "Special Common Stock" shall mean the Special Common Stock, $1.00 par value per share, of the Company.

     (p) The term "Stock Acquisition Date" shall mean the later of (i) the date of the first public announcement by the Company or an Acquiring Person (or an Affiliate thereof) that an Acquiring Person has become such (including the first date on which any filing with any governmental authority disclosing that an Acquiring Person has become such becomes available to the public) or (ii) the date on which an executive officer of the Company has actual knowledge that an Acquiring Person has become such.

      (q)The term "Subsidiary" shall mean any Person of which the Company (or other specified parent) now or hereafter shall at the time own directly or indirectly through a Subsidiary or Subsidiaries at least a majority of the outstanding capital stock (or other shares of beneficial interest) entitled to vote generally, or holds directly, or indirectly through a Subsidiary or Subsidiaries at least a majority of partnership or similar interests, or is a general partner. The term "Wholly Owned Subsidiary" shall mean any Subsidiary of which all of the outstanding capital stock (or other shares of beneficial interest) entitled to vote generally other than directors' qualifying shares, is owned by the Company (or other specified Person) directly, or indirectly through one or more Wholly Owned Subsidiaries.

      (r) The following terms defined elsewhere in this Agreement in the Sections set forth below shall have the respective meanings therein defined:

  Term                             Definition
  -------------------------------------------

"Act"                              Section 9(e)
"Board"                            Preamble
"Closing Price"                    Section 11(d)
"Common Stock Equivalents"         Section 11(a)(iii)
"Company"                          Preamble
"Current Market Price"             Section 11(d)
"Current Value"                    Section 11(a)(iii)
"Declaration Date"                 Preamble
"Dividend Record Date"             Preamble
"Equivalent Preference Stock"      Section 11(b)
"Excess Value"                     Section 11(a)(iii)
"Exchange Act"                     Section l(b)
"Exchange Ratio"                   Section 24(a)
"Expiration Date"                  Section 7
"Officers' Certificate"            Section 20(b)
"Other Consideration"              Section 6(a)
"Preference Stock"                 Preamble
"Principal Office"                 Section 5
"Purchase Price"                   Sections 4(a); 11(a)(ii); 13
"Redemption Price"                 Section 23
"Right Certificate"                Section 3(a)
"Rights"                           Preamble
"Rights Agent"                     Preamble; Section 21
"Substitution Period"              Section 11(a)(iii)
"Summary of Rights"                Section 3(b)
"Trading Day"                      Section 11(d)

      Any determination of any fact or matter required by the definitions contained in this Agreement shall be conclusive on all concerned if approved by a majority of the Directors then in office.

SECTION 2.     APPOINTMENT OF RIGHTS AGENT.

      The Company hereby appoints the Rights Agent to act as agent for the Company and the holders of the Rights (who, in accordance with Section 3 hereof, shall prior to the Distribution Date also be the holders of the Common Stock), and the Rights Agent hereby accepts such appointment upon the terms and conditions hereof. The Company may from time to time appoint such Co-Rights Agents as it may deem necessary or desirable.

SECTION 3.     ISSUE OF RIGHT CERTIFICATES.
               ---------------------------

      (a) Until the Distribution Date, (i) the Rights will be evidenced (subject to the provisions of Section 3(b) hereof) by the certificates representing shares of the Common Stock registered in the names of the holders of the Common Stock (which certificates shall be deemed also to be certificates for the associated Rights) and not by separate Right Certificates and (ii) the Rights will be transferable only in connection with the transfer of the associated shares of Common Stock. As soon as practicable after the Distribution Date, the Rights Agent will send, by first-class, insured, postage prepaid mail, to each record holder of the Common Stock as of the Close of Business on the Distribution Date, at the address of such holder shown on the records of the Company, one or more rights certificates, in substantially the form of Exhibit B hereto (each a "Right Certificate"), evidencing, in the aggregate, that number of Rights to which such holder is entitled in accordance with the provisions of this Agreement. In the event that an adjustment in the number of Rights per share of Common Stock has been made pursuant to Section 11(o) hereof, at the time of distribution of the Right Certificates, the Company shall make the necessary and appropriate rounding adjustments (in accordance with Section 14(a) hereof) so that Right Certificates representing only whole numbers of Rights are distributed and cash is paid in lieu of any fractional Rights. As of and after the Distribution Date, the Rights will be evidenced solely by such Right Certificates. The Rights are exercisable only in accordance with the provisions of Section 7 hereof and are redeemable only in accordance with Section 23 hereof.

     (b) The Company caused a copy of a Summary of Rights (the "Summary of Rights") to be sent, by first-class, postage prepaid mail, to each record holder of the Common Stock as of the Close of Business on the Dividend
Record Date, at the address of such holder shown on the stock transfer records of the Company. With respect to certificates for the Common Stock outstanding as of the Dividend Record Date, until the Distribution Date, the Rights associated with the shares of Common Stock represented by such certificates will be evidenced by such certificates for the Common Stock and the registered holders of the Common Stock shall also be the registered holders of the associated Rights. Until the Distribution Date (or the earlier redemption, expiration or termination of the Rights), the surrender for transfer of any of the certificates representing shares of the Common Stock outstanding on the Dividend Record Date shall also constitute the transfer of the Rights associated with, with or without a copy of the Summary of Rights, the Common Stock represented by such certificate.

      (c) Rights shall be issued in respect of all shares of Common Stock issued (whether originally issued or delivered from the Company's treasury) after the Dividend Record Date, but prior to the earliest of (i) the Distribution Date, (ii) the Expiration Date or (iii) the redemption of the Rights. Certificates representing such shares of Common Stock and certificates issued on transfer of such shares of Common Stock, with or without a copy of the Summary of Rights, prior to the Distribution Date (or earlier expiration or redemption of the Rights) shall be deemed also to be certificates for the associated Rights, and commencing as soon as reasonably practicable following April 1, 1996 shall bear the following legend (or a legend substantially in the form thereof):

     This certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Rights Agreement between the issuer and State Street Bank and Trust Company, as Rights Agent (the "Rights Agent"), dated as of March 31, 1986, as amended and restated on March 18, 1991, as amended on October 6, 1993 and September 27, 1995, and as further amended and restated on April 1, 1996 (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of both the issuer and the Rights Agent. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Rights Agent will mail to the registered holder of this certificate a copy of the Rights Agreement without charge within five days after receipt of a written request therefore. Under certain circumstances as set forth in the Rights Agreement, Rights issued to, or held by any Person who is, was, becomes or acquires shares from an Acquiring Person or any Affiliate thereof (as each such term is defined in the Rights Agreement), whether currently held by or on behalf of such Person, Affiliate or by any subsequent holder, may become null and void.

With respect to such certificates containing the foregoing legend, until the Distribution Date (or the earlier redemption, expiration or termination of the Rights), the Rights associated with the Common Stock shall be evidenced by the Common Stock certificates alone, and the registered holders of such Common Stock shall also be the registered holders of the associated Rights, and the surrender for transfer of any of such certificates shall also constitute the transfer of the Rights associated with the Common Stock represented by such certificate.

SECTION 4.     FORM OF RIGHT CERTIFICATES.

      (a) The Right Certificates (and the form of assignment and the form of exercise notice to be printed on the reverse thereof) shall each be substantially in the form set forth in Exhibit B hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Rights may from time to time be listed, or to conform to usage. Subject to the provisions of Sections 11 and 22 hereof, the Right Certificates, whenever distributed, shall be dated as of the Dividend Record Date (or, if the shares pursuant to which the Rights are attached are issued thereafter, such date of issuance), shall include the date of countersignature, and on their face shall entitle the holders thereof to purchase such number of one one-hundredths of a share of Preference Stock as shall be set forth therein at a price of $72.00 per each one one-hundredth of a share (the "Purchase Price"), but the amount and type of securities issuable upon the exercise of each Right and the Purchase Price shall be subject to adjustment as provided herein.

      (b) Any Right Certificate issued pursuant to Sections 3(a) or 22 hereof that represents Rights beneficially owned by (i) any Acquiring Person or any Affiliate of an Acquiring Person or (ii) any Disqualified Transferee, and any other Right Certificate issued pursuant to Section 6 or 11 hereof upon the transfer, exchange, replacement or adjustment of any such Right Certificate shall contain (to the extent feasible) the following legend:

     The Rights represented by this Right Certificate are or were beneficially owned by a Person who was or became an Acquiring Person or an Affiliate (which includes both affiliates and associates) of an Acquiring Person (as each such term is defined in the Rights Agreement). Accordingly, this Right Certificate and the Rights represented hereby may become null and void in the circumstances specified in Section 7(e) of the Rights Agreement. The Rights Agent will mail to the registered holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge, upon written request.

SECTION 5.     COUNTERSIGNATURE AND REGISTRATION.

      The Right Certificates shall be executed on behalf of the Company by its Chairman of the Board, its President or any Vice President, either manually or by facsimile signature, and shall have affixed thereto the Company's seal or a facsimile thereof which shall be attested by the Secretary or an Assistant Secretary of the Company, either manually or by facsimile signature. The Right Certificates shall be manually countersigned by the Rights Agent and shall not be valid for any purpose unless so countersigned. In case any officer of the Company who shall have signed any of the Right Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Right Certificates, nevertheless, may be countersigned by the Rights Agent, issued and delivered with the same force and effect as though the person who signed such Right Certificates had not ceased to be such officer of the Company; and any Right Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Right Certificate, shall be a proper officer of the Company to sign such Right Certificate, although at the date of the execution of this Rights Agreement any such person was not such an officer.

      Following the Distribution Date, the Rights Agent will keep, or cause to be kept, at that office of the Rights Agent at which it conducts its corporate trust affairs (its "Principal Office"), books for registration and transfer of the Right Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Right Certificates, the number of Rights evidenced on its face by each of the Right Certificates and the date of countersignature thereof by the Rights Agent.

SECTION 6 TRANSFER,   SPLIT   UP,  COMBINATION  AND   EXCHANGE   OF   RIGHT
          CERTIFICATES;   MUTILATED,  DESTROYED,  LOST  OR   STOLEN   RIGHT
          CERTIFICATES.

      (a) Subject to the provisions of Sections 4(b), 7(e) and 14 hereof, at any time after the Close of Business on the Distribution Date, and at or prior to the earlier of the Close of Business on the Expiration Date or the redemption of the Rights, any Right Certificate or Certificates may be transferred, split up, combined or exchanged for another Right Certificate or Right Certificates, entitling the registered holder to purchase a like number of one one-hundredths of a share of Preference Stock (or, following a Common Stock Event, Common Stock and/or such other securities, cash or other property as shall be issuable in respect of the Rights in accordance with the terms of this Agreement (such other securities, cash or other property being referred to herein as "Other Consideration")) as the Right Certificate or Right Certificates surrendered then entitled such holder (or former holder in the case of a transfer) to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Right Certificate shall make such request in writing delivered to the Rights Agent, and shall surrender the Right Certificate or Right Certificates to be transferred, split up, combined or exchanged at the Principal Office of the Rights Agent accompanied by a signature guarantee and such other documentation as the Rights Agent may reasonably request. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Rights Certificate until the registered holder shall have completed and signed the certificate contained in the form of assignment on the reverse side of such Rights Certificate and shall have provided such additional evidence of the identity of the Beneficial Owner from whom the Rights evidenced by such Rights Certificate are to be transferred (or the Beneficial Owner to whom such Rights are to be transferred) or Affiliates thereof as the Company shall reasonably request. Thereupon, subject to Sections 4(b), 7(e) and 14 hereof, the Company shall execute and the Rights Agent shall countersign and deliver to the Person entitled thereto a Right Certificate or Right Certificates, as the case may be, as so requested. The Company may require payment by the holders of Rights of a sum sufficient to cover, any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Right Certificates which the Company is not required to pay in accordance with Section 9(d) hereof.

      (b) Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Right Certificate, and, in case of loss, theft or destruction, the receipt of indemnity or security satisfactory to them, and upon reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Right Certificate if mutilated, the Company will execute and deliver a new Right Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered owner in lieu of the Right Certificate so lost, stolen, destroyed or mutilated.

SECTION 7. EXERCISE OF RIGHTS; PURCHASE PRICE; EXPIRATION DATE OF RIGHTS.

     (a) Except as otherwise provided herein, the registered holder of any Right Certificate may exercise the Rights evidenced thereby in whole or in part at any time from and after the Distribution Date and at or prior to the Close of Business on March 31, 2006 (the "Expiration Date") (or the earlier redemption of the Rights). At the Expiration Date or earlier redemption of the Rights, all Rights will be extinguished and all Right Certificates shall become null and void. To exercise Rights, the registered holder of the Right Certificate evidencing such Rights shall surrender such Right Certificate, with the form of election to purchase on the reverse side thereof and the certificate contained therein duly executed, to the Rights Agent at the Principal Office of the Rights Agent, together with payment in cash, or by certified check or bank check, of the Purchase Price with respect to the total number of one one-hundredths of a share of Preference Stock (or, after a Common Stock Event, shares and/or similar units of Common Stock and/or Other Consideration) as to which the Rights are exercised (which payment shall include any additional amount payable by such Person in accordance with Section 9(d) hereof). The Rights Agent shall promptly deliver to the Company all payments of the Purchase Price received in respect of Right Certificates accepted for exercise.

      (b) The Purchase Price for each one one-hundredth of a share of Preference Stock issuable pursuant to the exercise of a Right shall initially be $72.00, shall be subject to adjustment as provided in Section 11 hereof and shall be payable in lawful money of the United States of America.

     (c) Upon receipt of a Right Certificate representing the Rights, with the form of election to purchase set forth on the reverse side thereof and the certificate contained therein duly executed, accompanied by payment of the Purchase Price, with respect to each Right so exercised, the Rights Agent, subject to Sections 7(e), 11(a)(iii) and 20(k) hereof, shall thereupon promptly (i) requisition from any transfer agent of the Preference Stock (or from the Company if there shall be no such transfer agent, or make available if the Rights Agent is such transfer agent) certificates for the total number of one one-hundredths of a share of the Preference Stock to be purchased and the Company hereby irrevocably authorizes such transfer agent to comply with any such request, (ii) after receipt of such certificates, cause the same to be delivered to or upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated in writing by such holder, and
(iii) when appropriate, requisition from the Company the amount of cash to be paid in lieu of issuance of a fractional share in accordance with
Section 14 hereof and after receipt promptly deliver such cash to or upon the order of the registered holder of such Right Certificate. After the occurrence of a Common Stock Event, the Company will make all necessary arrangements so that the Common Stock and/or Other Consideration then deliverable in respect of the Rights are available for distribution by the Rights Agent. For purposes of this Section 7, the Rights Agent shall be entitled to rely, and shall be protected in relying, on an Officers' Certificate from the Company to the effect that the Distribution Date has occurred.

      (d) Subject to Sections 4(b), 7(e) and 14 hereof, in case the registered holder of any Right Certificate shall exercise less than all the Rights evidenced thereby, a new Right Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be executed and delivered by the Company to the Rights Agent and countersigned and delivered by the Rights Agent to the registered holder of such Right Certificate or to his duly authorized assigns.

      (e) Notwithstanding anything in this Agreement to the contrary, from and after the first occurrence of a Common Stock Event, any Rights beneficially owned by (i) an Acquiring Person or an Affiliate of an Acquiring Person or (ii) a Disqualified Transferee shall become null and void without any further action, and no holder of such Rights shall have any rights whatsoever with respect to such Rights, whether under any provision of this Agreement or otherwise. The Company shall use all reasonable efforts to ensure that the provisions of this Section 7(e) and
Section 4(b) hereof are complied with, but the Company shall have no liability to any holder of Right Certificates or other Person, and none of the terms of this Agreement or the Rights shall be deemed waived with respect to such holder or other Person as a result of its failure to make any determinations with respect to an Acquiring Person or any Affiliates of an Acquiring Person or Disqualified Transferees hereunder or any failure to have a legend placed on any Right Certificate in accordance with Section
4(b) hereof or on any Common Stock certificate in accordance with Section 3(c) hereof.

      (f) Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder of any Right Certificate upon the occurrence of any purported exercise thereof unless such registered holder shall have (i) completed and signed the certificate contained in the form of election to purchase set forth on the reverse side of the Right Certificate surrendered for such exercise and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates thereof as the Company shall reasonably request.

SECTION 8.     CANCELLATION AND DESTRUCTION OF RIGHT CERTIFICATES.

     All Right Certificates surrendered for the purpose of and accepted for exercise, or surrendered for the purpose of redemption, transfer, split up, combination or exchange shall, if surrendered to the Company or to any of its agents (other than the Rights Agent), be delivered to the Rights Agent for cancellation or in canceled form, or, if surrendered to the Rights Agent, shall be canceled by it, and no Right Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Rights Agent shall deliver all canceled Right Certificates to the Company, or shall, at the written request of the Company, destroy such canceled Right Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

SECTION 9.RESERVATION  AND  AVAILABILITY OF  SHARES  OF  PREFERENCE  STOCK;
          COVENANTS.

     (a) The Company covenants and agrees as long as any of the Rights are outstanding, it will use reasonable efforts to be reserved and kept available out of its authorized and unissued shares of Preference Stock (or, following the occurrence of a Common Stock Event, out of its authorized and unissued shares or similar units of Common Stock and/or other securities, or out of its authorized and issued shares held in its treasury), the number of shares of Preference Stock (or, following a Common Stock Event, shares or units of Common Stock and/or other securities) that, except as provided in Section 11(a)(iii) hereof, would then be sufficient to permit the exercise in full of all outstanding Rights; provided, however, that the reservation of such shares shall be subject and subordinate to any other reservation of such shares made by the Company at any time for any lawful purpose; provided, further, however, that in no event shall such failure to so reserve shares affect the rights of any holder of Rights hereunder.

      (b) The Company covenants and agrees that so long as the Preference Stock (or, following a Common Stock Event, the Common Stock or other securities) issuable upon the exercise of Rights may be listed on any national securities exchange, the Company shall use its best efforts to cause all shares (or similar units) reserved for such issuance to be listed on such exchange upon official notice of issuance upon such exercise.

      (c) The Company covenants and agrees that it will take all such action as may be necessary to ensure that each one one-hundredth of a share of Preference Stock (or, following a Common Stock Event, each share and/or similar unit of Common Stock or other securities) delivered upon exercise of Rights shall, at the time of delivery of the certificates for such shares (or units), subject to payment of the Purchase Price, be duly and validly authorized and issued and fully paid and nonassessable.

      (d) The Company further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and similar charges which may be payable in respect of the issuance or delivery of the Right Certificates or of any shares of Preference Stock (or, following the occurrence of a Common Stock Event, each share and/or similar units of Common Stock or other securities) upon the exercise of Rights; provided, however, that the Company shall not be required to pay any transfer tax which may be payable in respect of any transfer involved in the transfer or delivery of Right Certificates or in the issuance or delivery of certificates for any number of one one-hundredths of a share of Preference Stock (or, following the occurrence of a Common Stock Event, shares and/or similar units of Common Stock or other securities) in a name other than that of the registered holder of the Right Certificate evidencing Rights surrendered for exercise or to issue or deliver any certificates for a number of one one-hundredths of a share of Preference Stock (and, following the occurrence of a Common Stock Event, all shares and/or similar units of Common Stock or Other Consideration) upon the exercise of any Rights until any such tax shall have been paid (any such tax being payable by the holder of such Right Certificate at the time of surrender) or until it has been established to the Company's satisfaction that no such tax is due.

      (e) The Company shall use its best efforts to (i) file, as soon as practicable following the earliest date after the first occurrence of a Common Stock Event on which the consideration to be delivered by the Company upon exercise of the Rights has been determined in accordance with section 11(a)(iii) hereof, or as soon as is required by law following the Distribution Date, as the case may be, a registration statement under the Securities Act of 1933 (the "Act"), with respect to the securities issuable upon exercise of the Rights on an appropriate form, (ii) cause such registration statement to become effective as soon as practicable after such filing, and (iii) cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the
Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for such securities, or (B) the Expiration Date or earlier redemption of the Rights. The Company will also take such action as may be appropriate under, or to ensure compliance with, the securities or "blue sky" laws of the various states in connection with the exercisability of the Rights. The Company may temporarily suspend, for a period of time not to exceed ninety (90) days after the date set forth in clause (i) of the first sentence of this Section 9(e), the exercisability of the Rights in order to prepare and file such registration statement or to permit it to become effective. Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended. The Company shall thereafter issue a public announcement at such time as the suspension is no longer in effect. Notwithstanding any provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction unless the requisite qualification in such jurisdiction shall have been obtained.

SECTION 10.PREFERENCE STOCK RECORD DATE; ETC.

      Each person in whose name any certificate for any number of one one-hundredths of a share of Preference Stock (or, following the occurrence of a Common Stock Event, shares and/or similar units of Common Stock or other securities) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of such fractional shares of Preference Stock (or such shares and or units of Common Stock or other securities, as the case may be) represented thereby, and such certificate shall be dated, the date which is the later of (i) the date upon which the Right Certificate evidencing such Rights was duly surrendered or (ii) the date upon which payment of the Purchase Price (and any applicable transfer taxes) in respect thereof was made; provided, however, that if such date is a date upon which the relevant transfer books of the Company are closed, such person shall be deemed to have become the record holder of such shares (or units) on, and such certificate shall be dated, the next succeeding Business Day on which such transfer books of the Company are open; provided, further, that the Company covenants and agrees that it shall not close such transfer books for a period exceeding ten consecutive days. Prior to the exercise of the Rights evidenced thereby (which shall be deemed to have occurred on the date such certificate shall be dated in accordance with this Section 10), the holder of a Right Certificate shall not be entitled to any rights of a security holder of the Company with respect to shares of Common Stock (and/or such shares or similar units of Other Consideration) for which the Rights shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as expressly provided herein.

SECTION 11.ANTIDILUTION ADJUSTMENTS.

      The Purchase Price and the number and kind of securities covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

      (a) (i) In the event that the Company shall at any time after the Declaration Date (A) declare and pay a dividend on the Preference Stock payable in shares of Preference Stock, (B) subdivide the outstanding Preference Stock, (C) combine the outstanding Preference Stock into a smaller number of shares, or (D) issue, change, or alter any shares of its capital stock in a reclassification or recapitalization (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a) and Section 7(e) hereof, then, and in each such case, the Purchase Price in effect at the time of the record date for such dividend or the effective time of such subdivision, combination, reclassification or recapitalization, and the number and kind of shares of Preference or capital stock issuable at such time, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive the aggregate number and kind of shares of Preference Stock or other capital stock which, if such Right had been exercised immediately prior to such time and at a time when the Preference Stock (or other capital stock) transfer books of the Company were open, such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination, reclassification or recapitalization. If an event occurs which would require an adjustment under both this Section 11(a)(i) and Section 11(a)(ii) hereof, the adjustment provided in this Section 11(a)(i) shall be in addition to, and shall be made prior to, any adjustment required pursuant to Section 11(a)(ii) hereof.

     (ii) In the event

          (A) any Person shall at any time after the Declaration Date become an Acquiring Person; or

          (B) any Acquiring Person or any Affiliate of any Acquiring Person, at any time after the Declaration Date, directly or indirectly, (1) shall merge into the Company or otherwise combine with the Company and the Company shall be the continuing or surviving corporation of such merger or combination and the Common Stock and the Special Common Stock of the Company shall remain outstanding and unchanged, (2) shall, in one or more transactions, transfer any assets to the Company in exchange (in whole or in part) for shares of any class of its equity securities or for securities exercisable for or convertible into shares of any such class or otherwise obtain from the Company, with or without consideration, any additional shares of any such class or securities exercisable for or convertible into shares of any such class (other than as part of a pro rata distribution to all holders of such class), (3) shall sell, purchase, lease, exchange, mortgage, pledge, transfer or otherwise dispose (in one transaction or a series of transactions), to, from or with the Company or any of the Company's Subsidiaries, assets with an aggregate fair market value in excess of 25% of the assets of the Company on terms and conditions less favorable to the Company than the Company would be able to obtain through arm's-length negotiation with an unaffiliated third party, (4) shall engage in any transaction with the Company not in the ordinary course of the Company's business involving the sale, purchase, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions) of assets having an aggregate fair market value of more than $5,000,000, (5) shall receive any compensation from the Company or any of the Company's Subsidiaries other than compensation for full-time employment as a regular employee at rates in accordance with the Company's (or such Subsidiary's) past practices, (6) shall receive the benefit (except proportionately as a stockholder), of any loans, advances, guarantees, pledges or other financial assistance or any tax credits or other tax advantage provided by the Company or any of its Subsidiaries or (7) shall commence a tender or exchange offer for securities of the Company; or

          (C) during such time as there is an Acquiring Person, there shall be any reclassification of securities (including any combination thereof), or recapitalization of the Company, or any merger or consolidation of the Company with any of its Subsidiaries, or any repurchase by the Company or any of its Subsidiaries of shares of the Common Stock or Special Common Stock of the Company, or any other class  or  series of securities issued by the Company,  or  any  other transaction or series of transactions involving the Company which reclassification, recapitalization, merger or consolidation, repurchase or other transaction or series of transactions is not effected with the approval of a majority of the Directors then in office, or a repurchase or another transaction or series of transactions is effected at a time when a majority of the Board consists of persons who are the Acquiring Person or its Affiliates, nominees or designees thereof (whether or not with or into or otherwise involving an Acquiring Person or any Affiliate of an Acquiring Person), which has the effect, directly or indirectly, of increasing by more than 1% the proportionate share of the outstanding shares of any class of equity securities or securities exercisable for or convertible into any class of equity securities of the Company or any of its Subsidiaries which is directly or indirectly owned by any Acquiring Person or any Affiliate of an Acquiring Person,

then, in each such case, upon the Close of Business 10 Business Days after the occurrence of such event, proper provision shall be made so that each holder of a Right, except as provided in Section 7(e) hereof, shall thereafter have the right to receive, upon exercise thereof at the then current Purchase Price in accordance with the terms of this Agreement, in lieu of a number of one one-hundredths of a share of Preference Stock, such number of shares of Common Stock of the Company as shall equal the result obtained by (x) multiplying an amount equal to the then current Purchase Price by an amount equal to the number of one one-hundredths of a share of Preference Stock for which a Right was or would have been exercisable immediately prior to the first occurrence of any such event whether or not such Right was then exercisable, and (y) dividing that product (which product, following such first occurrence, shall be the "Purchase Price" for each Right for all purposes of this Agreement) by 50% of the Current Market Price per share of the Common Stock of the Company (as defined in Section 11(d) hereof) determined as of the date of such first occurrence.

     (iii)     In lieu of issuing shares of Common Stock in accordance with
Section  11(a)(ii)  hereof, the Company shall, (i) in the  event  that  the number of shares of Common Stock which are authorized by the Company's articles of incorporation but not outstanding or reserved for issuance for purposes other than upon exercise of the Rights are not sufficient to permit the exercise in full of the Rights in accordance with Section 11(a)(ii) hereof, or (ii) if a majority of the Board determines that it would be appropriate and not contrary to the interests of the holders of Rights (other than any Acquiring Person or Disqualified Transferee or any Affiliate of the Acquiring Person or Disqualified Transferee) (A) determine an amount, if any (the "Excess Amount") equal to the excess of (1) the value (the "Current Value") of the shares of Common Stock issuable upon the exercise of a Right in accordance with Section 11(a)(ii) hereof, over (2) the Purchase Price, and (B) with respect to each Right, (subject to Section 7(e) hereof) make adequate provision to substitute for such shares of Common Stock, upon payment of the applicable Purchase Price, (1) cash, (2) a reduction in the Purchase Price, (3) Common Stock or other equity securities of the Company (including, without limitation, shares or units of preferred stock which the Board of Directors of the Company has deemed, in good faith, to have the same value as a share of Common Stock (such shares of preferred stock hereinafter referred to as "Common Stock Equivalents")), (4) debt securities of the Company, (5) other assets, or
(6) any combination of the foregoing having an aggregate value equal to the Current Value, where such aggregate value has been determined by the Directors of the Company, in good faith, based upon the advice of a nationally recognized investment banking firm selected by the Board; provided, however, subject to the provisions of Section 9(e), that if the Company shall not have made adequate provision to deliver value pursuant to clause (B) above within 30 days following first occurrence of a Common Stock Event described in Section 11(a)(ii) hereof, then the Company shall be obligated to deliver, upon the surrender for exercise of a Right and without requiring payment of the Purchase Price, shares of Common Stock (to the extent available) and then, if necessary, cash, securities, and/or assets which in the aggregate are equal to the Excess Amount. If the Directors of the Company shall determine in good faith that it is likely that sufficient additional shares of Common Stock could be authorized for issuance upon exercise in full of the Rights, the 30-day period set forth above may be extended to the extent necessary, but not more than 90 days following the later of (x) 10 Business Days after the first occurrence of such a Common Stock Event and (y) the date on which the Company's right of redemption pursuant to Section 23 hereof expires, in order that the Company may seek shareholder approval for the authorization of such additional shares (such 30-day period, as it may be extended to 90 days, is referred to herein as the "Substitution Period"). To the extent that the Company determines that some action is to be taken pursuant to the first and/or second sentences of this Section 11(a)(iii), the Company (x) shall provide, subject to Section 7(e) hereof, that such action shall apply uniformly to all outstanding Rights which shall not have become null and void and (y)
may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek any authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to such first sentence and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended. The Company shall thereafter issue a public announcement at such time as the suspension is no longer in effect. For purposes of this Section 11(a)(iii), the value of the Common Stock shall be the Current Market Price per share of the Common Stock (as determined pursuant to Section 11(d) hereof) on the later of (x) 10 Business Days after the date of the first occurrence of such a Common Stock Event and (y) the date on which the Company's right of redemption pursuant to Section 23 hereof expires, and the value of any Common Stock Equivalent shall be deemed to have the Current Market Price per share as the Common Stock on such date.

      (b) In the event the Company shall, after the Dividend Record Date, fix a record date for the issuance of any options, warrants, or other rights to all holders of Preference Stock entitling them (for a period expiring within 45 calendar days after such record date) to subscribe for or purchase (i) Preference Stock, (ii) shares having the same rights, privileges and preferences as the shares of any number of one one-hundredths of a share of Preference Stock ("Equivalent Preference Stock") or (iii) securities convertible into Preference Stock (or Equivalent Preference Stock), at a price per share of Preference Stock or
Equivalent  Preference Stock (or having a conversion  price  per  share  of
Preference Stock or Equivalent Preference Stock, if a security is convertible into Preference Stock or Equivalent Preference Stock) less than the Current Market Price per share of Preference Stock (determined in accordance with Section 11(d) hereof) determined as of such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Preference Stock outstanding on such record date plus the number of shares of Preference Stock and/or Equivalent Preference Stock which the aggregate minimum offering price of the total number of shares of one one-hundredths of a share of Preference Stock and/or Equivalent Preference Stock so to be offered (and/or the aggregate minimum conversion price of such convertible securities so to be offered) would purchase at such Current Market Price and the denominator of which shall be the number of shares of Preference Stock outstanding on such record date plus the maximum number of additional shares of Preference Stock and/or Equivalent Preference Stock to be offered for subscription or purchase (or the maximum number of shares into which such convertible securities so to be offered are convertible). In case such subscription price may be paid by delivery of consideration part or all of which shall be in a form other than cash, for purposes of this Section 11(b) the value of such consideration shall be the fair market value thereof as determined in good faith by the Board of Directors of the Company (which determination (i) shall be conclusive on all concerned if approved by a majority of the Directors of the Company and
(ii) shall be described in an Officers' Certificate filed with the Rights Agent). Shares of Preference Stock owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed; and in the event that such rights or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed (subject, however, to such other adjustments as are provided herein).

      (c) In the event that the Company shall, after the Dividend Record Date fix a record date for the making of a distribution to all holders of Preference Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the surviving or continuing corporation) of evidences of indebtedness, cash (other than a regular quarterly cash dividends paid out of the earnings or retained earnings of the Company), other property (other than a dividend payable in a number of one one-hundredths of a share of Preference Stock, but including any dividend payable in stock other than Preference Stock) or subscription rights or warrants (excluding those referred to in Section 11(b) hereof), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, of which the numerator shall be the Current Market Price per one one-hundredth of a share of Preference Stock (as defined in Section 11(d) hereof) determined as of such record date, less the sum of that portion of cash plus the fair market value, as determined in good faith by the Board of Directors of the Company (which determination shall be described in an Officers' Certificate filed with the Rights Agent) of that portion of such evidences of indebtedness, such other property and/or such subscription rights or warrants applicable to one share of Common Stock and of which the denominator shall be such Current Market Price per share of the Preference Stock. Such adjustments shall be made successively whenever such a record date is fixed; and in the event such distribution is not so made, the Purchase Price shall again be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed (subject, however, to such other adjustments as are provided herein).

     (d) For the purpose of any computation hereunder, the "Current Market Price" per share (or unit) of any security on any date shall be deemed to be the average of the daily Closing Price of such security for the 20 consecutive Trading Days immediately prior to such date; provided, however, that in the event that the Current Market Price per share of such security is determined during a period following the announcement by the issuer of such security of (i) a dividend or distribution on such security payable in shares (or units) of such security or securities convertible into shares (or units) of such security or (ii) any subdivision, combination or reclassification of such security, and prior to the expiration of 20
Trading  Days  after  (A)  the  ex-dividend  date  for  such  dividend   or
distribution, or (B) the record date for such subdivision, combination or reclassification, as the case may be, then, and in each such case, the "Current Market Price" shall be the Closing Price of such security on the last day of such 20 Trading Day period. The term "Trading Day" shall mean a day on which the principal national securities exchange on which such security is listed or admitted to trading is open for the transaction of business or, if such security is not listed or admitted to trading on any national securities exchange, a day which is a Business Day. For purposes of this Agreement, the "Closing Price" of any security on any day shall be the last sale price, regular way, with respect to shares (or units) of such security, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, with respect to such security, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange; or, if such security is not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which such security is listed or admitted to trading; or, if such security is not so listed or admitted to trading, the last quoted sale price with respect to shares (or units) of such security, or, if not so quoted, as the average of the high bid and low asked prices in the over-the-counter market with respect to shares (or units) of such security, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System or such other similar system then in use; or, if on any such date such security is not quoted by any such organization, the average of the closing bid and asked prices with respect to shares (or units) of such security, as furnished by a professional market maker making a market in such security selected by the Directors of the Company in good faith; or, if no such market maker is available, the fair market value of shares (or units) of such security as of such day as determined in good faith by the Directors of the Company (which determination shall be described in an Officers' Certificate filed with the Rights Agent); provided, however, that the "Closing Price" of one one-hundredth of a share of Preference Stock as of any Trading Day shall be equal to the Closing Price of a whole share of Preference Stock on such Trading Day divided by 100; provided, further, that if the Closing Price of such a share of Preference Stock as of any Trading Day cannot be reasonably determined by the foregoing provisions, the "Closing Price" of one one-hundredth of a share of Preference Stock on such Trading Day shall be the Closing Price of a share of Common Stock on such Trading Day.

      (e) No adjustment in the Purchase Price shall be required unless adjustment would require an increase or decrease of at least 1% in such price; provided, however, that any adjustments which by reason of this
Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest (x) ten-thousandth of a share of Common Stock or securities other than Preference Stock or Equivalent Preference Stock or (y) one-millionth of a share of Preference Stock or Equivalent Preference Stock. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this
Section 11 hereof shall be made no later than the earlier of (i) three years from the date of the transaction which mandates the adjustment or
(ii) the date of the expiration of the right to exercise the Rights. Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those required by this Section 11, as it in its discretion shall determine to be advisable in order that any stock dividends, subdivision of shares, distribution of rights to purchase shares of beneficial interest or other stock or securities, or distribution of securities convertible into or exchangeable for stock hereafter made by the Company to its stockholders shall not be taxable.

      (f) In the event that at any time, as a result of an adjustment made in respect of a Common Stock Event, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock of the Company other than shares of Preference Stock, thereafter the number of such other shares so receivable upon exercise of any Right and the Purchase Price thereof shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to such other shares contained in Sections 11(a), (b), (c), (e),
(g), (h), (i), (j) (k), (m) and (p) hereof, and the provisions of Sections 7, 9, 10, 11(d), 13 and 14 hereof with respect to the shares of Preference Stock shall apply on like terms to any such other shares.

       (g) All Right Certificates originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one one-hundredths of a share of Preference Stock purchasable from time to time hereunder upon exercise of the Rights represented thereby, all subject to further adjustment as provided herein.

      (h) Unless the Company shall have exercised its election as provided in Section 11(i) hereof, upon each adjustment of the Purchase Price as a result of the calculations made pursuant to Sections 11(b) and 11(c) hereof, each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one one-hundredths of a share of Preference Stock (calculated to the nearest one-millionth of a share) obtained by (i) multiplying (x) the number of one one-hundredths of a share of Preference Stock covered by a Right immediately prior to this adjustment, by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

     (i) Assuming that no other adjustment pursuant to Section 11 has been made, the Company may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights in substitution for any adjustment in the number of one one-hundredths of a share of Preference Stock purchasable upon the exercise of a Right. Each of the Rights outstanding after such adjustment of the number of Rights shall be exercisable for the number of one one-hundredths of a share of Preference Stock for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest ten-thousandth) obtained by dividing the Purchase Price in effect immediately prior to such adjustment of the Purchase Price by the Purchase Price in effect immediately after such adjustment of the Purchase Price. The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Right Certificates have been issued, shall be at least 10 days later than the date of the public announcement. If Right Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i) the Company shall, as promptly as practicable, cause to be distributed to holders of record of Right Certificates on such record date Right Certificates evidencing, subject to
Section 14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Right Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Right Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Right Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the holders of record of Right Certificates on the record date specified in the public announcement.

     (j) Irrespective of any adjustment or change in the Purchase Price or the number of shares of Preference Stock issuable upon exercise of such Rights, the Right Certificates theretofore and thereafter issued may continue to express the Purchase Price per one one-hundredth of a share and such number of one one-hundredth of a share of Preference Stock which were expressed in the initial Right Certificates issued hereunder.

      (k) Before taking any action that would cause an adjustment reducing the Purchase Price below the then stated value, if any, of the number of one one-hundredths of a share of Preference Stock issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable such number of one one-hundredths of a share of Preference Stock at such adjusted Purchase Price.

      (l) In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuing to the holder of any Right exercised after such record date the number of one one-hundredths of a share of Preference Stock and other capital stock or securities of the Company, if any, issuable upon such exercise over and above the number of one one-hundredths of a share of Preference Stock and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional securities upon the occurrence of the event requiring such adjustment.

      (m) Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that it, by means of a resolution of the Board acting in good faith, shall determine to be advisable in order that any consolidation or subdivision of the Common Stock, issuance wholly for cash of any Common Stock at less than the Current Market Price thereof, issuance wholly for cash of Common Stock (or other securities which by their terms are convertible into or exchangeable for Common Stock), dividends payable in shares of Common Stock or other capital stock or shares of beneficial interest, or issuance of rights, options or warrants referred to hereinabove in this Section 11, hereafter made or declared by the Company to the holders of its Common Stock, shall not be taxable to such holders.

      (n) The Company covenants and agrees that it shall not at any time after the Distribution Date, (i) consolidate with any other Person (other than a Subsidiary of the Company in a transaction that complies with
Section 11(o) hereof), (ii) merge with or into any other Person (other than a Subsidiary of the Company in a transaction that complies with
Section 11(o) hereof), or (iii) sell or transfer (or permit any Subsidiary to sell or transfer), in one transaction or a series of related transactions, assets or earning power aggregating more than 25% of (A) the assets (taken at net asset value as stated on the books of the Company and determined in accordance with generally accepted accounting principles consistently applied) or (B) the earning power of the Company (on an individual basis) or the Company and its Subsidiaries (on a consolidated basis) (determined in accordance with generally accepted accounting principles consistently applied) to any other Person or Persons, if (x) at the time of or immediately after such consolidation, merger or sale there are any rights, warrants or other instruments or securities outstanding or agreement or arrangements in effect which would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights, or
(y) prior to, simultaneously with or immediately after such consolidation, merger or sale, the stockholders of such other Person shall have received a distribution of Rights previously owned by such Person or any of its Affiliates.

      (o) The Company covenants and agrees that, after the Distribution Date, it will not, except as permitted by Section 23 or 27 hereof, take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or otherwise eliminate the benefits intended to be afforded by the Rights.

      (p) Anything in this Agreement to the contrary notwithstanding, in the event that the Company shall at any time after the Dividend Declaration Date and prior to the Distribution Date (i) declare or pay a dividend on the outstanding shares of Common Stock payable in shares of Common Stock,
(ii) subdivide the outstanding Common Stock, (iii) combine the outstanding Common Stock into a smaller number of shares or (iv) issue any shares of its capital stock in a reclassification of the outstanding Common Stock, or Common Stock issued in connection with such dividend, subdivision or combination, then, in any such case, the number of Rights associated with each share of Common Stock then outstanding, or issued or delivered thereafter but prior to the Distribution Date, shall be proportionately adjusted so that the number of Rights thereafter associated with each share of Common Stock following any such event shall equal the result obtained by multiplying the number of Rights associated with each share of Common Stock immediately prior to such event by a fraction the numerator which shall be the total number of shares of Common Stock outstanding immediately prior to the occurrence of the event and the denominator of which shall be the total number of shares of Common Stock. The adjustments provided for in this
Section 11(p) shall be made successively whenever such a dividend is declared or paid or such a subdivision, combination or consolidation is effected.

SECTION 12.CERTIFICATE OF ADJUSTMENTS.

      Whenever an adjustment is made as provided in Sections 11 or 13 hereof, the Company shall (a) promptly prepare an Officers' Certificate setting forth such adjustment and a brief statement of the facts accounting for such adjustment, (b) promptly file with the Rights Agent and with each transfer agent for the Preference Stock and the Common Stock a copy of such Officers' Certificate and (c) mail a brief summary thereof to each holder of a Right Certificate in accordance with Section 26 hereof. The Rights Agent shall be fully protected in relying on any such Officers' Certificate and on any adjustment therein contained, and shall not be deemed to have knowledge of any such adjustment unless and until it shall have received such an Officers' Certificate.

SECTION 13.CONSOLIDATION, MERGER OR SALE OR TRANSFER OF ASSETS  OR  EARNING
           POWER

      In the event that, following the Stock Acquisition Date, directly or indirectly, (a) the Company shall consolidate with, or merge with and into, any other Person (other than a Subsidiary of the Company in a transaction that complies with Section 11(o) hereof), and the Company shall not be the continuing or surviving corporation of such consolidation or merger, (b) any Person shall consolidate, merge with and into the Company (other than a Subsidiary of the Company in a transaction that complies with Section 11(o) hereof), the Company shall be the continuing or surviving corporation of such consolidation or merger and, in connection with such consolidation or merger, all or part of the Common Stock and Special Common Stock of the Company shall be changed or otherwise transformed into stock or other securities of any other Person or the Company or cash or any other property, or (c) the Company shall sell or otherwise transfer (or one or more of its Subsidiaries shall sell or otherwise transfer), in one or more transactions, assets or earning power aggregating more than 25% of (A) the assets (taken at net asset value as stated on the books of the Company and determined in accordance with generally accepted accounting principles consistently applied) or (B) the earning power of the Company (on an individual basis) or the Company and its Subsidiaries (on a consolidated basis)  to  any other Person or Persons, then, from and after  such  event, proper provision shall be made so that (i) each holder of a Right, except as provided in Section 7(e) hereof, shall thereafter have the right to receive, upon the exercise thereof at the then current Purchase Price in accordance with the terms of this Agreement, such number of shares of Common Stock of such other Person (or, in the case of a transaction or series of transactions described in clause (c) above, the Person receiving the greatest amount of assets or earning power of the Company, or if the Common Stock of such other Person is not and has not been continuously registered under Section 12 of the Exchange Act for the preceding 12-month period and such Person is a direct or indirect Subsidiary of another Person, that other Person, or if such other Person is a direct or indirect Subsidiary of more than one other Person, the Common Stock of two or more of which are and have been so registered, such other Person whose issued Common Stock has the greatest aggregate value), free and clear of any liens, encumbrances, rights of first refusal or other adverse claims, as shall be equal to the result obtained by (x) multiplying the Purchase Price in effect immediately prior to the first occurrence of any Common Stock Event by the number of one one-hundredths of a share of Preference Stock for which a Right is exercisable immediately prior to such first occurrence and dividing that product (which product, following such adjustment, shall be the "Purchase Price" for each Right and for all purposes of this Agreement) by (y) 50% of the Current Market Price per share (as defined in
Section 11(d) hereof) of the Common Stock of such other Person determined as of the date of consummation of such consolidation, merger, sale or transfer; (ii) the issuer of such Common Stock shall thereafter be liable for, and shall assume, by virtue of such consolidation, merger, sale or transfer, all the obligations and duties of the Company pursuant to this Agreement; (iii) the term "Company" shall thereafter be deemed for all purposes of this Agreement to refer to such issuer, it being specifically intended that the provisions of Section 11 hereof (other than Section 11(a)(ii) hereof) shall apply only to such issuer following the first occurrence of a Common Stock Event under this Section 13; (iv) such issuer shall take such steps (including, but not limited to, the reservation of a sufficient number of shares of its Common Stock) in connection with such consummation as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to the shares of its Common Stock thereafter deliverable upon the exercise of the Rights; and (v) the provisions of Section 11(a)(ii) hereof shall be of no effect following the first occurrence of any Common Stock Event described in clauses (a), (b) or (c) of this Section 13. The Company shall not consummate any such consolidation, merger, sale or transfer unless (i) such issuer shall have a sufficient number of authorized shares of its Common Stock which have not been issued or reserved for issuance as will permit the exercise in full of the Rights in accordance with this Section 13 and (ii) prior thereto the Company and such issuer shall have executed and delivered to the Rights Agent a supplemental agreement so providing and further providing that as soon as practicable after the date of any Common Stock Event described above in this Section 13 such issuer will (A) prepare and file a registration statement under the Act, with respect to the Rights and the securities purchasable upon exercise of the Rights on an appropriate form, and will use its best efforts to cause such registration statement to (I) become effective as soon as practicable after such filing and (II) remain effective (with a prospectus at all times meeting the requirements of the Act) until the Expiration Date and (B) will deliver to holders of the Rights historical financial statements of such issuer and each of its Affiliates which comply in all respects with the requirements for registration on Form 10 under the Exchange Act. Furthermore, in case the  Person  which  is  to be party to a transaction referred  to  in  this
Section 13 has any provision in any of its authorized securities or in its charter or by-laws or other agreement or instrument governing its affairs, which provision would have the effect of causing such Person to issue, in connection with, or as a consequence of, the consummation of a transaction referred to in this Section 13, shares of Common Stock of such Person at less than the then current market price per share thereof (as defined in
Section 11(d) hereof), or to issue securities exercisable for, or convertible into, Common Stock of such Person at less than such then Current Market Price; then, in such event, the Company hereby agrees with each holder of the Rights that it shall not consummate any such transaction unless prior thereto the Company and such Person shall have executed and delivered to the Rights Agent a supplemental agreement providing that such provision in question shall have been canceled, waived, or amended so that it will have no effect in connection with, or as a consequence of, the consummation of the proposed transaction. The provisions of this Section 13 shall similarly apply to successive mergers or consolidations or sales or other transfers. In the event that a Common Stock Event described in this Section 13 shall occur at any time after the occurrence of a Common Stock Event described in Section 11(a)(ii) hereof, the Rights which have not therefore been exercised shall thereafter become exercisable except as provided in Section 7(e) hereof, in the manner described in this Section 13.

SECTION 14.FRACTIONAL RIGHTS AND FRACTIONAL SHARES.

     (a) The Company shall not be required to issue fractions of Rights or to distribute Right Certificates which evidence fractional Rights. In lieu of issuing such fractional Rights, at the election of the Company, there shall be paid to the registered holders of the Rights with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right. For the purposes of this Section 14(a), the current market value of a whole Right shall be the Closing Price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable.

     (b) The Company shall not be required to issue fractions of shares of its capital stock upon exercise of the Rights or to distribute certificates which evidence fractional shares (other than, in each case with respect to Preference Stock or Equivalent Preference Stock, fractions which are integral multiples of one one-hundredth of a share of Preference Stock or Equivalent Preference Stock, as the case may be). Fractions of shares of Preference Stock or Equivalent Preference Stock, as the case may be, in integral multiples of one one-hundredth of a share of Preference Stock or Equivalent Preference Stock may, at the election of the Company, be evidenced by depositary receipts, pursuant to an appropriate agreement between the Company and a depositary selected by it, provided that such agreement shall provide the holders of such depositary receipts shall have all the rights, privileges and preferences to which they are entitled as beneficial owners of the Preference Stock or the Equivalent Preference
Stock represented by such depositary receipts. In lieu of fractional shares, at the election of the Company there shall be paid to the registered holders of Rights at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of a share of such capital stock. For purposes of this
Section 14(b), the current market value of a share of such capital stock shall be the Closing Price of such capital stock for the Trading Day immediately prior to the date of such exercise.

      (c) The holder of a Right by the acceptance of the Rights expressly waives his right to receive any fractional Rights or (except as provided in Section 14(b) hereof) any fractional share upon exercise of a Rights.

SECTION 15.RIGHTS OF ACTION.

     Excepting the rights of action given the Rights Agent under Section 18 hereof, and except as set forth in Section 20(e) hereof, all rights of action in respect of this Agreement are vested in the respective registered holders of the Rights; and any registered holder of any Rights, without the consent of the Rights Agent or of the holder of any other Right, may, in his own behalf and for his own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, his right to exercise the Rights evidenced by such Rights in the manner provided in such Right Certificate and in this Agreement, and the Company hereby agrees to reimburse such registered holder for all expenses (including reasonable attorneys' fees) incurred by such registered holder in connection therewith. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of the obligations hereunder, and shall be entitled to injunctive relief against actual or threatened violations of the obligations hereunder of any Person subject to this Agreement.

SECTION 16.AGREEMENT OF RIGHT HOLDERS.

     Every holder of a Right by accepting the same consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

      (a) prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of Common Stock;

       (b) after the Distribution Date, the Right Certificates are transferable only on the registry books of the Rights Agent if surrendered at the Principal office of the Rights Agent, duly endorsed or accompanied by a proper instrument of transfer;

      (c) subject to Sections 6(a) and 7(f) hereof, the Company and the Rights Agent may deem and treat the person in whose name a Right Certificate (or, prior to the Distribution Date, the associated Common Stock certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificates, or prior to the Distribution Date, the associated Common Stock certificates, made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary; and

      (d) notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority prohibiting or otherwise restraining performance of such obligation; provided, however, the Company must use its best efforts to have any such order, decree or ruling lifted or otherwise overturned.

SECTION 17.RIGHT CERTIFICATE HOLDER NOT DEEMED A STOCKHOLDER.

      No holder, as such, of any Right shall be entitled to vote, receive dividends or otherwise be deemed for any purpose the holder of the number of one one-hundredths of a share of Preference Stock or the shares or similar units of any other securities of the Company which may be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a stockholder of the Company or any right to vote in the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any action by the Company, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 25), or to receive dividends or preemptive rights, or otherwise, until the time specified in Section 10 hereof.

SECTION 18.CONCERNING THE RIGHTS AGENT.

      The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and disbursements and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, or expense, incurred without negligence, bad faith or willful misconduct on the part of the Rights Agent, for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement, including the costs and expenses (including reasonable attorneys' fees) of defending against any claim of liability for any of the foregoing.

      The Rights Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of this Agreement in reliance upon any Right Certificate or certificate for any number of one one-hundredths of a share of Preference Stock or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons.

SECTION 19.MERGER OR CONSOLIDATION OR CHANGE OF NAME OF RIGHTS AGENT.

      Any corporation into which the Rights Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Rights Agent shall be a party, or any corporation succeeding to the shareholder services business of the Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided, however, that such corporation would be eligible for appointment as a successor Rights Agent under the provisions of Section 21 hereof. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement and any of the Right Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

      In case at any time the name of the Rights Agent shall be changed and at such time any of the Right Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver such Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or in its changed name; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

SECTION 20.DUTIES OF RIGHTS AGENT.

      The Rights Agent undertakes only the duties and obligations expressly imposed upon it by this Agreement and no implied duties or obligations shall be read into this Agreement against the Rights Agent. The Rights Agent shall perform its duties and obligations hereunder upon the following terms and conditions:

     (a) The Rights Agent may consult with legal counsel (who may be legal counsel to the Company), and the opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.

      (b) Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including, without limitation, the identity of any Acquiring
Person) be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate (an "Officers' Certificate") signed by the Chairman of the Board, the President or any
Vice  President  and  by the Treasurer or any Assistant  Treasurer  or  the
Secretary or any Assistant Secretary of the Company and delivered to the Rights Agent; and such Officers' Certificate shall be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such Officer's Certificate.

      (c) The Rights Agent shall be liable hereunder only for its own negligence, bad faith or willful misconduct.

      (d) The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Right Certificates (except its countersignature on such Rights Certificate) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.

     (e) The Rights Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Right Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Right Certificate; nor shall it be responsible for any adjustment required under the provisions of Sections 11 or 13 hereof or be responsible for the manner, method or amount of any such adjustment or procedures or the ascertaining of the existence of facts that would require any such adjustment or procedure (except with respect to the exercise of Rights evidenced by Right Certificates after actual notice of any such adjustment or procedures); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any Preference Stock, Common Stock, or other securities to be issued pursuant to this Agreement or any Right Certificate or as to whether any number of one one-hundredths of a share of Preference Stock, or any shares or similar units of other securities, will, when issued, be validly authorized and issued, fully paid and nonassessable.

     (f) The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

      (g) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from the Chairman of the Board, the President or any Vice President or the Secretary or any Assistant Secretary or the Treasurer or any Assistant
Treasurer of the Company, and to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with instructions of any such officer.

      (h) The Rights Agent and any shareholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other entity.

      (i) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct; provided, however, that reasonable care was exercised in the selection and continued employment thereof.

      (j) No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

      (k) If, with respect to any Right Certificate surrendered to the Rights Agent for exercise or transfer, the certification appearing on the reverse side thereof following the form of election to purchase has either not been completed or indicates an affirmative response to clause 1 and/or 2 thereof, the Rights Agent shall not take any further action with respect to such requested exercise of transfer without first consulting with the Company.

      (l) The provisions of this Section 20 are solely for the benefit of the Rights Agent or the Company and any failure or omission under this
Section 20 shall not affect the rights of the Company under this Agreement and the Rights Agent or the Company shall have no liability to any holder of Rights or other Person on account of such failure or omission.

SECTION 21.CHANGE OF RIGHTS.

      The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon 30 days' notice in writing mailed to the Company and to each transfer agent of the Preference Stock and the Common Stock by registered or certified mail, and to the holders of the Right Certificates by first-class mail. The Company may remove the Rights Agent or any successor Rights Agent upon 30 days' notice in writing, mailed to the Rights Agent, to each transfer agent of the
Common Stock by registered or certified mail, and to the holders of the Right Certificates by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of 30 days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Right Certificate (who shall, with such notice, submit his Right Certificate for inspection by the Company), then the registered holder of any Right Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be a corporation organized and doing business under the laws of the United States, the State of Rhode Island, The Commonwealth of Massachusetts or the State of New York (or of any other state of the United States so long as such corporation is authorized to do business as a banking institution in the State of Rhode Island, The Commonwealth of Massachusetts or the State of New York), in good standing, having a Principal Office in the State of Rhode Island, The Commonwealth of Massachusetts or the State of New York, which is authorized under such laws to exercise corporate trust powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $50,000,000. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose; and, except as the context herein otherwise requires, such successor Rights Agent shall be deemed to be the "Rights Agent" for all purposes of this Agreement. Not later than the effective date of any such appointment the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Preference Stock and the Common Stock, and mail a notice thereof in writing to the registered holders of the Rights Certificates. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

SECTION 22.ISSUANCE OF NEW RIGHT CERTIFICATES.

      Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Right Certificates evidencing Rights in such form as may be approved by the Board to reflect any adjustment or change in the Purchase Price per share and the number or kind or class of shares of stock or other securities or property purchasable under the Rights Certificate made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale by the Company of shares of Common Stock following the Distribution Date and prior to the redemption or expiration of the Rights, the Company
(a) shall, with respect to shares of Common Stock so issued or sold pursuant to the exercise of stock options or under any employee plan or arrangement, or upon the exercise, conversion or exchange of securities hereinafter issued by the Company, and (b) may, in any other case, if deemed necessary or appropriate by the Board, issue Right Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (i) no such Rights evidenced by a Right Certificate shall be issued if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Rights would be issued, and (ii) no such Right Certificate shall be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.

SECTION 23.REDEMPTION AND TERMINATION.

      The Board may, at its option, upon the affirmative vote or written consent of not less than two-thirds of such Board, at any time prior to the earlier of (i) the first occurrence of a Common Stock Event or (ii) Close of Business on the Expiration Date, redeem all (but not less than all) of the then outstanding Rights at a redemption price of $.01 per Right, appropriately adjusted to reflect any stock split, stock dividend, combination of shares or similar transaction occurring after the date hereof (such redemption price being hereinafter referred to as the "Redemption Price"). Immediately upon the taking of such action ordering the redemption of all of the Rights, evidence of which shall have been filed with the Rights Agent, and without any further action and without any notice, the right to exercise the Rights so redeemed will terminate and the only right thereafter of the holders of such Rights so redeemed shall be to receive the Redemption Price (without the payment of any interest thereon). Within 10 days after such action ordering the redemption of all of the Rights, the Company shall give notice of such redemption to the holders of the then outstanding Rights by mailing such notice to all such holders at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Stock. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made.

SECTION 24.EXCHANGE.

      (a) The Board, by majority vote, may, at its option, at any time after any Person becomes an Acquiring Person, exchange all or part of the then outstanding and exercisable Rights for shares of Common Stock at an exchange ratio of one share of Common Stock per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such exchange ratio being hereinafter referred to as the "Exchange Ratio"). Notwithstanding the foregoing, the Board shall not be empowered to effect such exchange at any time after any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or any such Subsidiary, or any entity holding Common Stock for or pursuant to the terms of any such plan), together with all Affiliates of such Person, becomes the Beneficial Owner of 50% or more of the Common Stock and Special Common Stock (taken together as a single class, treating each share of Special Common Stock outstanding as one share of Common Stock) then outstanding.

     (b) Immediately upon the action of the Board ordering the exchange of any Rights pursuant to subsection (a) of this Section 24 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of shares of Common Stock equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly given public notice of any such exchange; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company promptly shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the
Common Stock for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become void pursuant to the provisions of Section 7(e) hereof) held by each holder of Rights.

      (c) In any exchange pursuant to this Section 24, the Company, at its option, may substitute shares of Preference Stock (or shares of Equivalent Preference Stock) for shares of Common Stock exchangeable for Rights, at the initial rate of one one-hundredth of a share of Preference Stock (or share of Equivalent Preference Stock) for each share of Common Stock, as appropriately adjusted to reflect adjustments in the voting rights of shares of Preference Stock pursuant to the terms thereof, so that the fraction of a share of Preference Stock delivered in lieu of each share of Common Stock shall have the same voting rights as one share of Common Stock.

      (d) In the event that there shall not be sufficient shares of Common Stock or Preference Stock issued but not outstanding or authorized but unissued to permit any exchange of Rights as contemplated in accordance with this Section 24, the Company shall take all such action as may be necessary to authorize additional Common Stock or Preference Stock for issuance upon exchange of the Rights.

     (e) The Company shall not be required to issue fractions of shares of Common Stock or to distribute certificates which evidence fractional shares of Common Stock. In lieu of such fractional shares of Common Stock, the Company shall pay to each registered holder of a Right Certificate with regard to which a fractional share of Common Stock would otherwise be issuable an amount in cash equal to the same fraction of the current market value of a whole share of Common Stock. For the purposes of this paragraph
(e), the current market value of a whole share of Common Stock shall be the closing price of a share of Common Stock (as determined pursuant to Section 11(d) hereof) for the Trading Day immediately prior to the date of exchange pursuant to this Section 24.

SECTION 25.NOTICE OF PROPOSED ACTIONS.

     In case the Company shall after the Distribute Date propose (a) to pay any dividend payable in stock of any class to the holders of its Preference Stock or to make any other distribution to the holders of its Preference Stock (other than a regular quarterly cash dividend out of earnings or the retained earnings of the Company), or (b) to offer to the holders of its Preference Stock rights or warrants to subscribe for or to purchase any additional shares of Preference Stock, Common Stock or shares of stock of any class or any other securities, rights or options, or (c) to effect any reclassification of the Preference Stock (other than a reclassification involving only the subdivision of outstanding shares of Preference Stock), or (d) to effect any consolidation or merger into or with, or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one transaction or a series of related transactions, of more than 25% of the assets (determined on the basis of the net asset value thereof as reflected on the books of the Company and in accordance with generally accepted accounting principles consistently applied) or earning power of the Company (on an individual basis) or of the Company and its Subsidiaries (on a consolidated basis) to any other Person or Persons or (e) to effect the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall give to the Rights Agent and each holder of a Right, in accordance with
Section 26, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of Preference Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (a) or (b) above at least twenty days prior to the record date for determining holders of the Preference Stock for purposes of such action, and in the case of any such other action, at least twenty days prior to the date of the taking of such proposed action or the date of participation therein by the holders of Preference Stock whichever shall be the earlier. The failure to give notice required by this Section 25 or any defect therein shall not affect the legality or validity of the action taken by the Company or the vote upon any such action.

      In case any Common Stock Event described in Section 11(a)(ii) hereof shall occur, then, in any such case, the Company shall as soon as practicable thereafter give to the Rights Agent and each holder of a Right Certificate, in accordance with Section 26 hereof, a notice of the occurrence of such Common Stock Event, which shall specify such event and the consequences of the event to holders of Rights under Section 11(a)(ii) hereof.

      Notwithstanding anything in this Agreement to the contrary, prior to the Distribution Date a filing by the Company with the Securities and Exchange Commission shall constitute sufficient notice to the holders of securities of the Company, including the Rights, for purposes of this Agreement and no other notice need be given.

SECTION 26.NOTICES.

     Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Right Certificate to the Company shall be sufficiently given or made if sent by first-class mail, postage prepaid addressed (until another address is filed in writing with the Rights Agent) as follows:

     NORTEK, INC.
     50 Kennedy Plaza
     Providence, Rhode Island 02903
     Attention:  Treasurer


      Subject to the provisions of Sections 19 and 21 hereof, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Right Certificate to or on the Rights Agent shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:

     STATE STREET BANK AND TRUST COMPANY
     P.O. Box 366
     Boston, Massachusetts 02101

Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Right Certificate shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.

SECTION 27.SUPPLEMENTS AND AMENDMENT.

     Prior to the Distribution Date, the Board, upon a vote of the majority of the Board may from time to time supplement or amend this Agreement without the approval of any holders of the Rights. From and after the Distribution Date, the Board, upon a vote of the majority of the Board, may from time to time amend this Agreement without the approval of any holders of the Rights in order (i) to cure any ambiguity, (ii) to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, (iii) to change any time period governing redemption of the Rights or any other time period (iv) to reduce the Purchase Price pursuant to the last sentence of Section 11(e) hereof, or (v) to make any other provisions in regard to matters or questions arising hereunder which the Board, upon a vote of the majority of the Board may deem necessary or desirable and which shall not adversely affect the interests of the holders of the Rights (other than any Acquiring Person, Disqualified Transferee or any Affiliate of an Acquiring Person or Disqualified Transferee). Any amendment made pursuant to this Section 27 after a Stock Acquisition Date shall require the approval of a majority of the Board. The Rights Agent shall join with the Company in the execution and delivery of any such supplement or amendment, unless such supplement or amendment affects any of the rights, duties, or obligations of the Rights Agent hereunder, in which case the Rights Agent may, but shall not be required to, join in such execution and delivery.

SECTION 28.SUCCESSORS.

      All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

SECTION 29.DETERMINATIONS AND ACTIONS BY THE BOARD OF DIRECTORS; ETC.

      The Board shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board, or to the Company, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power to (i) interpret the provisions of this Agreement, and (ii) make all determinations deemed necessary or advisable for the administration of this Agreement (including a determination to redeem or not redeem the Rights or to amend the Agreement). All such actions, calculations, interpretations and determinations (including, for purposes of clause (y) below all omissions with respect to the foregoing) which are done or made by the Board of Directors in good faith and with the concurrence of a majority of the Board then in office shall (x) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights and all other parties and (y) not subject any Director to any liability to the holders of the Rights.

SECTION 30.BENEFITS OF THIS AGREEMENT.

      Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the associated shares of Common Stock) any legal or equitable right, remedy or claim under this Agreement or the Rights; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Rights (and, prior to the Distribution Date, the associated Common Stock).

SECTION 31.GOVERNING LAW.

      This Agreement and each Right Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of said State applicable to contracts to be made and performed entirely within said State.

SECTION 32.COUNTERPARTS.

      This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

SECTION 33.DESCRIPTIVE HEADINGS.

      Descriptive headings of the several Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

SECTION 34.SEVERABILITY.

      The invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of any other term or provision hereof. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, however, that notwithstanding anything in this Agreement to the contrary, if any such term, provision, covenant or restriction is held by such court or authority to be invalid, void or unenforceable and the Board determines in its good faith judgment that severing the invalid language from this Agreement would adversely affect the purpose or effect of this Agreement, the right of redemption set forth in Section 23 hereof shall be reinstated and shall not expire until the Close of Business on the tenth day following the date of such determination by the Board.

      IN WITNESS WHEREOF, the parties hereto have caused this Rights Agreement to be duly executed and their respective corporate seals to be hereunto affixed and attested, all as of April 1, 1996.

                              NORTEK, INC.

                              By /s/ Richard L. Bready
                                 ---------------------
                                 Chairman


Attest:


By /s/ Kevin W. Donnelly
   ---------------------
   Title:  Secretary

                         STATE STREET BANK AND TRUST COMPANY


                         /s/ Vincent J. Quealy, Jr.
                         ---------------------------------------------
                         Title:  Vice President


                                                                  EXHIBIT A
                                                                  ---------

                         EXCERPT FROM THE RESTATED
                CERTIFICATE OF INCORPORATION OF THE COMPANY

                               ARTICLE FIFTH

(D)  Series A Participating Preference Stock.

1.   Dividends and Distributions.

     (a) Subject to the prior and superior rights of the holders of any shares of any series of Preference Stock ranking prior and superior to the shares of Series A Participating Preference Stock (the "Series A Stock") with respect to dividends, the holders of shares of Series A Stock shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the tenth day of January, April, July and October in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date."), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (i) $0.25 or (ii) subject to the provisions for adjustment set forth in paragraph 7 hereof, 100 times the aggregate per share amount of all cash dividends, and 100 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock or Special Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date, or with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Stock.

     (b) The Corporation shall declare a dividend or distribution on the Series A Stock as provided in paragraph (1)(a) above immediately after it declares a dividend or distribution on the Common Stock or Special Common Stock (other than a dividend payable in shares of or subdivision with respect to Common Stock or Special Common Stock); provided, however, that, in the event no dividend or distribution shall have been declared on the Common Stock or Special Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $0.25 per share on the Series A Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

     (c) Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series A Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which event such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than 60 days prior to the date fixed for the payment thereof.

2. Voting Rights. The holder of shares of Series A Stock shall have the following voting rights:

     (a) Subject to the provision for adjustment set forth in paragraph 7 hereof, each share of Series A Stock shall entitle the holder thereof to 100 votes on all matters submitted to a vote of the stockholders of the Corporation.

     (b) Except as otherwise provided in this Certificate of Incorporation or by law, the holders of shares of Series A Stock, the holders of shares of Common Stock and the holders of Special Common Stock shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

     (c)(i) If at the time of any annual meeting of stockholders for the election of directors a default in preferred dividends (as defined in subparagraph (c)(ii) below) shall exist, the holders of shares of Preference Stock voting separately as a class without regard to series (with each share of Preference Stock being entitled to that number of votes to which it is entitled on matters submitted to stockholders generally, or, if it is not entitled to vote with respect to such matters, to one vote), shall have the right to elect two members of the Board of Directors of the Corporation. The holders of Common Stock and the holders of Special Common Stock shall not be entitled to vote in the election of the two directors so to be elected by the holders of shares of Preference Stock. Any director elected by the holders of shares of Preference Stock, voting as a class as aforesaid, shall continue to serve as such director for the full term for which he shall have been elected notwithstanding that prior to the end of such term a default in preferred dividends shall cease to exist. If, prior to the end of the term of any director elected by the holders of the Preference Stock, voting as a class as aforesaid, a vacancy in the office of such director shall occur by reason of death, resignation, removal or disability, or for any other cause, such vacancy shall be filled for the unexpired term in the manner provided in the By-laws of the Corporation, provided that, if such vacancy shall be filled by election by the stockholders at a meeting thereof, the right to fill such vacancy shall be vested in the holders of Preference Stock, voting as a class as aforesaid, unless, in any such case, no default in preferred dividends shall exist at the time of such election.

     (ii) For the purposes of subparagraph (c)(i), a default in preferred dividends shall be deemed to have occurred whenever the amount of dividends in arrears upon any series of Preference Stock shall be equivalent to six full quarterly dividends or more and, having so occurred, such default in preferred dividends shall be deemed to exist thereafter until all accrued dividends on all shares of Preference Stock then outstanding shall have been paid to the end of the last preceding quarterly dividend period. Nothing herein contained shall be deemed to prevent an amendment of the By-laws of the Corporation, in the manner therein provided, which shall increase the number of directors so as to provide as additional places on the Board of Directors either or both the directorships to be filled by the two so to be elected by the holders of the Preference Stock or to prevent any other change in the number of directors of the Corporation.

     (d) Except as set forth in this Article FIFTH, holders of Series A Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock or the holders of Special Common Stock as set forth in this Article FIFTH) for taking any corporate action.

3.   Certain Restrictions.

     (a) Whenever quarterly dividends or other dividends or distributions payable on the Series A Stock as provided in paragraph 1 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Stock outstanding shall have been paid in full, the Corporation shall not

     (i) declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Stock;

     (ii) declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Stock, except dividends paid ratably on the Series A Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled.

     (iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Stock; or

     (iv) purchase or otherwise acquire for consideration any shares of Series A Stock, or any share of stock ranking on a parity with the Series A Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

     b. The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under subparagraph (a), purchase or otherwise acquire such shares at such time and in such manner.

4.   Reacquired Shares.

      Any shares of Series A Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preference Stock and may be reissued as part of a new series of Preference Stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein.

5.   Liquidation, Dissolution or Winding Up.

      (a) Upon any liquidation (voluntary or otherwise) dissolution or winding up of the Corporation, no distribution shall be made to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Stock unless, prior thereto, the holders of shares of Series A Stock shall have received $15.00 per share plus an amount equal to the accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment (the "Series A Liquidation Preference"). Following the payment of the full amount of the Series A Liquidation Preference, no additional distributions shall be made to the holders of shares of Series A Stock unless, prior thereto, the holders of shares of Common Stock and the holders of shares of Special Common Stock (which terms shall include for the purposes only of this paragraph 5, any series of the Corporation's Preference Stock ranking on a parity with the Common Stock or Special Common Stock upon liquidation, dissolution or winding up) shall have received an amount per share (the "Common Adjustment") equal to the quotient obtained by dividing (i) the Series A Liquidation Preference by (ii) 100 (as appropriately adjusted as set forth in paragraph 7 to reflect such events as stock splits, stock dividends and recapitalizations with respect to the Common Stock or Special Common Stock; such number in clause (ii), the "Adjustment Number"). In the event, however, that there are not sufficient assets available to permit payment in full of the Common Adjustment, then such remaining assets shall be distributed ratably to the holders of Common Stock and Special Common Stock. Following the payment of the full amount of the Series A
Liquidation Preference and the Common Adjustment in respect of all outstanding shares of Series A Stock, Common Stock and Special Common Stock, respectively, holders of Series A Stock, holders of shares of Common Stock and holders of shares of Special Common Stock shall receive their ratable and proportionate share of the remaining assets to be distributed in the ratio of the Adjustment Number to one (1) with respect to such Series A Stock, Common Stock and Special Common Stock, on a per share basis, respectively.

      (b) In the event however, that there are not sufficient assets available to permit payment in full of the Series A Liquidation Preference and the liquidation preferences of all other series of Preference Stock, if any, which rank on a parity with the Series A Stock, then such remaining assets shall be distributed ratably to the holders of such parity shares in proportion to their respective liquidation preferences.

6.   Consolidation, Merger, etc.

      In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock or Special Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case the shares of Series A Stock shall at the same time be similarly exchanged or changed in an amount per share (subject to the provision for adjustment set forth in paragraph 7 hereof) equal to 100 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock or Special Common Stock is changed or exchanged.

7.   Certain Adjustments.

      In the event the Corporation shall at any time declare or pay any dividend on Common Stock or Special Common Stock payable in shares of Common Stock or Special Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock or Special Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock or Special Common Stock) into a greater or lesser number of shares of Common Stock or Special Common Stock, then, in each such case, the amounts set forth in paragraphs 1(a)(ii), 2(a), 5(a)(ii) and 6 hereof with respect to the multiple of (i) cash and non-cash dividends, (ii) votes, (iii) the Series A Liquidation Preference and (iv) an aggregate amount of stock, securities, cash and/or other property referred to in paragraph 6, shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock and Special Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock and Special Common Stock that were outstanding immediately prior to such event.

8.   Ranking.

     The Series A Stock shall rank pari parsu with (or if determined by the Board of Directors in any vote establishing any other series of Preference Stock, either senior and preferred to or junior and subordinate to as the case may be) each other series of Preference Stock of the Corporation with respect to dividends and/or preference upon liquidation, dissolution or winding up.

9.   No Redemption.

      The shares of Series A Stock may be purchased by the Corporation at such times and on such terms as may be agreed to between the Corporation and the selling stockholder, subject to any limitations which may be imposed by law or this Certificate of Incorporation.

10.  Amendment.

      The Certificate of Incorporation of the Corporation shall not be amended in any manner which would materially alter or change the powers, preferences or special rights of the Series A Stock so as to affect them adversely without the affirmative vote of the holders of two-thirds or more of the outstanding shares of Series A Stock, voting together as a single class.

11.  Fractional Shares.

      Series A Stock may be issued in fractions of a share which shall entitle the holder, in proportion to such holder's fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series A Stock.



                                                                  EXHIBIT 2

                                                                  EXHIBIT B

                        FORM OF RIGHTS CERTIFICATE

Certificate No. R-                                           _______ Rights

     NOT EXERCISABLE AFTER MARCH 31, 2006 OR EARLIER IF ORDER OF REDEMPTION IS GIVEN. THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE COMPANY, AT $.01 PER RIGHT ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES, RIGHTS BENEFICIALLY OWNED BY AN ACQUIRING PERSON OR AN AFFILIATE (WHICH INCLUDES AFFILIATES AND ASSOCIATES) OF AN ACQUIRING PERSON (AS EACH SUCH TERM IS DEFINED IN
     THE RIGHTS AGREEMENT) AND ANY SUBSEQUENT HOLDER OF SUCH RIGHTS MAY BECOME NULL AND VOID. THE RIGHTS SHALL NOT BE EXERCISABLE, AND SHALL BE VOID SO LONG AS HELD, BY A HOLDER IN ANY JURISDICTION WHERE THE REQUISITE QUALIFICATION TO THE ISSUANCE TO SUCH HOLDER, OR THE EXERCISE BY SUCH HOLDER, OF THE RIGHTS IN SUCH JURISDICTION SHALL NOT HAVE BEEN OBTAINED OR BE OBTAINABLE. [THE RIGHTS REPRESENTED BY THIS CERTIFICATE ARE OR WERE BENEFICIALLY OWNED BY A PERSON WHO WAS OR BECAME AN ACQUIRING PERSON OR AN AFFILIATE (WHICH INCLUDES AFFILIATES AND ASSOCIATES) OF AN ACQUIRING PERSON (AS EACH SUCH TERM IS DEFINED IN THE RIGHTS AGREEMENT). ACCORDINGLY, THIS RIGHTS CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY MAY BECOME NULL AND VOID IN THE CIRCUMSTANCES SPECIFIED IN SECTION 7(e) OF THE RIGHTS AGREEMENT.]*


     * The portion of the legend in brackets shall be inserted only if applicable.

                            Rights Certificate

                               NORTEK, INC.

     This  certifies that                         , or registered  assigns,
     is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions, and conditions of the Rights Agreement dated as of March 31, 1986, as amended and restated as of March 18, 1991, as amended as of October 6, 1993, as amended as of September 27, 1995 and as further amended and restated as of April 1, 1996 (the "Rights Agreement") between Nortek, Inc. (the "Company"), and State Street Bank and Trust Company (the "Rights Agent"), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Rights Agreement) and prior to 5:00 P.M. (Providence, Rhode Island time) on March 31, 2006 (the "Expiration Date") at the office of the Rights Agent designated for such purpose, or its successors as Rights Agent, one one-hundredth of a share of the Series A Participating Preference Stock, with a par value of $1.00 per share ("Preference Stock"), of the Company per each Right represented hereby, at a purchase price of $72.00 per share (the "Purchase Price") upon presentation and surrender of this Rights Certificate with the Form of Election to
     Purchase set forth on the reverse side hereof and the certificate contained therein duly executed, accompanied by a signature guarantee and such other documentation as the Rights Agent may reasonably request. The number of Rights evidenced by this Rights Certificate (and the number of shares which may be purchased upon exercise thereof) set forth above, and the Purchase Price per share set forth above, are the number and Purchase Price as of April 1, 1996, based on the shares of Common Stock of the Company as constituted at such date.

      As more fully set forth in the Rights Agreement, upon the occurrence of a Common Stock Event (as such term is defined in the Rights Agreement), if the Rights evidenced by this Rights Certificate are beneficially owned by (i) an Acquiring Person or an Affiliate of an Acquiring Person (as each such term is defined in the Rights Agreement) or (ii) a Disqualified Transferee (as defined in the Rights Agreement), such Rights shall automatically become null and void and no holder hereof shall have any right with respect to such Rights from and after the occurrence of such Common Stock Event.

      The Rights evidenced by this Rights Certificate shall not be exercisable, and shall be void so long as held, by a holder in any jurisdiction where the requisite qualification to the issuance to such holder, or the exercise by such holder, of the Rights in such jurisdiction shall not have been obtained or be obtainable.

     As provided in the Rights Agreement, the Purchase Price and the number of whole or fractional shares of Preference Stock which may be purchased upon the exercise of the Rights evidenced by this Rights Certificate are subject to modification and adjustment upon the happening of certain events.

      In the circumstances described in Section 13 of the Rights Agreement, the securities issuable upon the exercise of the Rights evidenced hereby shall be the common stock or similar equity securities or equity interests of an entity other than the Company.

      This Rights Certificate is subject to all of the terms, provisions, and conditions of the Rights Agreement, which terms, provisions, and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties, and immunities hereunder of the Rights Agent, the Company, and the holders of the Rights Certificates, which limitations of rights include the temporary suspension of the exercisability of such Rights under the specific circumstances set forth in the Rights Agreement. Copies of the Rights Agreement are on file at the office of the Rights Agent designated for such purpose and may be obtained by the holder of any Rights upon written request to the Rights Agent.

      This Rights Certificate, with or without other Rights Certificates, upon surrender at the office of the Rights Agent, accompanied by a signature guarantee and such other documentation as the Rights Agent designated for such purpose may reasonably request, may be exchanged for another Rights Certificate or Rights Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of whole or fractional shares of Common Stock as the Rights evidenced by the Rights Certificate or Rights Certificates surrendered shall have entitled such holder to purchase. If this Rights Certificate shall be exercised in part, the holder shall be entitled to receive, upon surrender hereof, another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.

      Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate may be redeemed by the Company by a majority vote of the Board (as defined in the Rights Agreement) then in office at any time prior to the Expiration Date, at a redemption price of $.01 per Right (which amount is subject to adjustment as provided in the Rights Agreement).

      The Company is not obligated to issue whole or fractional shares of Preference Stock (or other securities) upon the exercise of any Right or Rights evidenced hereby, but in lieu thereof a cash payment may be made at the election of the Company, as provided in the Rights Agreement.

      No holder of this Rights Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of Preference Stock or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any action by the Company, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Rights Certificate shall have been exercised as provided in the Rights Agreement.

      This Rights Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

     WITNESS the facsimile signature and seal of the proper officers of the Company. Dated as of April 1, 1996.

                              NORTEK, INC.


                         By ______________________________
                            Title:

ATTEST:


____________________
Title:




Countersigned:

____________________




By____________________
  Authorized Signatory

Date of Countersignature:


               [Form of Reverse Side of Rights Certificate]

                            FORM OF ASSIGNMENT

             (To be executed by the registered holder if such
            holder desires to transfer the Rights Certificate)

     FOR VALUE RECEIVED ________________________ hereby sells, assigns and transfers unto

     ______________________________________________________________________


___________________________________________________________________________
              (Please print name  and address of transferee)

_____________________________________________________________________ whose social security or tax identification number, is: ______________ the Rights evidenced by this Rights Certificate, together with all right, title and interest herein, and does hereby irrevocably constitute and appoint

____________________ Attorney, to transfer the within Rights


Certificate on the books of the within named Company, with full power of substitution.



Dated: _________________________, ____.




                              _________________________
                              Signature
Signature Guaranteed:*





                                Certificate


      The undersigned hereby certifies by checking the appropriate boxes that:

      (1) this Rights Certificate [ ] is [ ] is not being sold, assigned and transferred by or on behalf of a Person who is or was an Acquiring Person or an Affiliate of an Acquiring Person (as each such term is defined in the Rights Agreement);

      (2) after due inquiry and to the best knowledge of the undersigned, it [ ] did [ ] did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was or subsequently became an Acquiring Person or an Affiliate of an Acquiring Person.

Dated:____________________         ______________________________
                                   Signature

Signature Guaranteed:*


____________________________


                                  NOTICE


      The  signature  to  the  foregoing Assignment  and  Certificate  must correspond  to the name as written upon the face of this Rights Certificate in  every  particular,  without alteration or  enlargement  or  any  change whatsoever.

                       FORM OF ELECTION TO PURCHASE

          (To be executed if holder desires to exercise the Right
                               Certificate)

To Nortek, Inc.:

     The undersigned hereby irrevocably elects to exercise _______________ Rights represented by this Rights Certificate to purchase the number of one one-hundredth of a share of Preference Stock (or other securities) issuable upon the exercise of such Rights and requests that certificates for such shares be issued in the name of:

Please insert social security or other identifying number____________________________________________________________________

__________________________________________________________________________
                      (Please print name and address)

If such number of Rights shall not be all the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:

Please insert social security
or other identifying number________________________________________________



___________________________________________________________________________

___________________________________________________________________________
                      (Please print name and address)

Dated: _______________________, ____

                              ______________________________
                              Signature

                              (Signature must conform in all respects to name of holder as specified on the face of this Rights Certificate)

Signature Guaranteed:**


                                Certificate

     The undersigned hereby certifies by checking the appropriate boxes that:

     (1) the Rights evidenced by this Rights Certificate [ ] are [ ] are not being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate of any such Acquiring Person (as each such term is defined in the Rights Agreement); and

     (2) After due inquiry and to the best knowledge of the undersigned, it [ ] did [ ] did not acquire the Rights evidenced by this Rights Certificate after the occurrence of a Common Stock Event (as such term is defined in the Rights Agreement) from any Person who is, was, or became an Acquiring Person or an Affiliate of an Acquiring Person.


Dated: _________________, ____          _________________________
                                        Signature



Signature Guaranteed:***



________________________

* Signature must be guaranteed be a member firm of The New York Stock Exchange, Inc. or a commercial bank or trust company having an office or correspondent in New York City.

**   Signature must be guaranteed by a member firm of The New York Stock
Exchange, Inc. or a commercial bank or trust company having an office of correspondent in New York City.

*** Signature must be guaranteed by a member firm of The New York Stock Exchange, Inc. or a commercial bank or trust company having an office of correspondent in New York City.